INVESTMENT OBJECTIVE

The Fund seeks to match the performance of the Calvert Social Index®, which measures the investment return of large- and mid-capitalization stocks. This objective may be changed by the Fund's Board of Directors without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 89 and “Reduced Sales Charges” on page 92 of the Fund's Prospectus, and under “Method of Distribution” on page 54 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class Y
Maximum sales charge	4.75%	None	None	None
(load) on purchases (as a % of
offering price)
Maximum deferred sales	None	5.00%	1.00%	None
charge (load) (as a % of
amount purchased or
redeemed, whichever is
lower)[1]
Redemption fee (as a %	2.00%	2.00%	2.00%	2.00%
of amount redeemed or
exchanged within 30 days of
purchase)

Annual Fund Operating Expenses (expenses that you pay
each year as a % of the value of your investment)
	Class A	Class B	Class C	Class Y

Management fees[2]	0.30%	0.30%	0.30%	0.30%
Distribution and service	0.25%	1.00%	1.00%	None
(12b-1) fees
Other expenses	0.37%	1.06%	0.37%	0.32%
Total annual fund operating	0.92%	2.36%	1.67%	0.62%
expenses
Less fee waiver and/or expense	(0.17%)	(0.61%)	—	(0.02%)
reimbursement[3]
Net expenses	0.75%	1.75%	1.67%	0.60%

1 The contingent deferred sales charge decreases over time.

2 Management fees are restated to reflect current contractual fees rather than the fees in effect during the previous fiscal year.

3 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2015. Direct net operating expenses will not exceed 0.75% for Class A, 1.75% for Class B, 1.75% for Class C, and 0.60% for Class Y. Only the Board of Directors of the Fund may terminate the Fund's expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

• you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;
• your investment has a 5% return each year;
• the Fund’s operating expenses remain the same; and
• any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$548	$738	$944	$1,538
Class B
Expenses assuming
redemption	$678	$1,078	$1,405	$2,286
Expenses assuming no	$178	$678	$1,205	$2,286
redemption
Class C
Expenses assuming	$270	$526	$907	$1,976
redemption
Expenses assuming no
redemption	$170	$526	$907	$1,976
Class Y	$61	$197	$344	$772

SUMMARY PROSPECTUS JANUARY 31, 2014 1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Social Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index. The Fund will provide shareholders with at least 60 days’ notice before changing this policy.

Calvert Social Index. The Calvert Social Index measures the performance of those companies that meet the sustainable and socially responsible investment criteria and that are selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, included in the Dow Jones Total Market Index (the “Dow Jones TMI”). The Dow Jones TMI represents the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks. As of December 31, 2013, the market capitalization of the Calvert Social Index companies ranged from $1.2 billion to $504.4 billion, with a weighted average level of $105.9 billion. As of December 31, 2013, there were 700 companies in the Index, though this number will change over time due to company mergers or changes due to Calvert’s evaluation of an issuer’s conduct relative to the sustainable and socially responsible investment criteria. The Index is reconstituted once a year based on an updated list of the 1,000 largest U.S. companies. The Index is also reviewed quarterly to adjust for sustainable and socially responsible investment criteria and other factors.

Sustainable and Socially Responsible Investing. The Fund’s sustainable and socially responsible investment criteria are described in this Prospectus under “About Sustainable and Socially Responsible Investing.” Calvert continuously evaluates the performance of companies included in the Calvert Social Index to ensure compliance with these criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible while satisfying its investment criteria, including financial, sustainability and social responsibility factors, the Fund will not be able to match the performance of the index exactly.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a peer average. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Performance results for Class Y shares prior to July 13, 2012 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.

The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.

2 SUMMARY PROSPECTUS JANUARY 31, 2014

	Quarter	Total
	Ended	Return
Best Quarter (of periods shown)	6/30/09	18.19%
Worst Quarter (of periods shown)	12/31/08	-25.52%

The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns
(as of 12/31/13) (with maximum
sales charge deducted)	1 Year	5 Years	10 Years
Class A:
Return before taxes	27.94%	17.74%	5.58%
Return after taxes on distributions	27.03%	17.45%	5.37%
Return after taxes on distributions
and sale of Fund shares	16.56%	14.46%	4.49%
Class B	27.97%	17.59%	5.05%
Class C	32.08%	17.75%	5.06%
Class Y	34.54%	18.95%	6.13%
Calvert Social Index
(reflects no deduction for fees,	35.69%	19.84%	7.16%
expenses or taxes)
Lipper Multi-Cap Core Funds Avg.
(reflects no deduction for taxes)	32.47%	17.76%	7.38%

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc.  (“Calvert” or the “Advisor”)

Portfolio		Length of Time
Manager Name	Title	Managing Fund
Natalie A. Trunow	Senior Vice President,	Since December 2012
Chief Investment Officer
- Equities, Calvert

Matthew Moore,	Assistant Portfolio	Since January 2014
CFA	Manager and Head
Trader, Calvert

BUYING AND SELLING SHARES

Class B shares of the Fund are not offered for new purchases, as described under “Choosing a Share Class” on page 89 of the Fund's Prospectus.

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$5,000	$250
IRA Accounts	$2,000	$250

For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.

The Fund may waive investment minimums and applicable service fees for certain investors.

Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include applica-	Calvert, P.O. Box 219544, Kansas
tion):	City, MO 64121-9544

Subsequent Investments (include	Calvert, P.O. Box 219739, Kansas
investment slip):	City, MO 64121-9739

By Registered, Certified or	Calvert, c/o BFDS, 330 West 9th
Overnight Mail:	Street, Kansas City, MO 64105-
1514
To Sell Shares
By Telephone	Call 800-368-2745

By Mail	Calvert, P.O. Box 219544,
Kansas City, MO 64121-9544

SUMMARY PROSPECTUS JANUARY 31, 2014 3

Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.

TAX INFORMATION

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Company Act file:

No. 811-09877 Calvert Social Index Series, Inc.

4 SUMMARY PROSPECTUS JANUARY 31, 2014